Morgan Stanley Dean Witter Municipal Income Trust III    Two World Trade Center,
Letter to the Shareholders August 31, 2000              New York, New York 10048


DEAR SHAREHOLDER:

The U.S. economy continued its unprecedented expansion during the fiscal year ended August 31, 2000. Real personal consumption accelerated and unemployment reached a 30-year low. At the same time a surge in oil prices also heightened the risk of inflation. The Federal Reserve Board responded by further tightening monetary policy. Three increases in the federal funds rate, totaling 100 basis points have occurred since February. The rate now stands at a nine-year high of 6.50 percent.

Strong economic growth and a less accommodative monetary policy caused long-term interest rates to increase throughout 1999. In January, however, the U.S. Treasury announced plans to use the federal budget surplus to reduce its debt. This announcement initially precipitated a 50 to 75 basis point drop in yields of longer-maturity Treasuries. Municipal bond yields also declined but lagged the downward trend of Treasury yields. Although long-term interest rates rose in April and May, indications of a slowdown in economic growth caused rates to decline over the last three months.


MUNICIPAL MARKET CONDITIONS

The long-term insured municipal index began the year at 5.97 percent. This index reached a high of 6.19 percent in mid January before ending August at
5.62 percent. Because bond prices move inversely to changes in interest rates, bond prices declined significantly last year but improved in the first eight months of 2000.

The ratio of municipal yields as a percentage of Treasury yields has historically been used as a measure of relative value. This ratio increased from 92 percent at the end of 1999 to 99 percent at the end of August and can be attributed primarily to the magnitude of the rally in long-term Treasuries. Over the past five years the ratio has ranged between an average high of 93 percent and an average low of 85 percent. A rising yield ratio indicates weaker relative performance by municipals.

Morgan Stanley Dean Witter Municipal Income Trust III
Letter to the Shareholders August 31, 2000, continued

During the first eight months of 2000, municipal underwriting was 22 percent lower than in the same period last year. Refunding activity, the most interest-rate-sensitive component of supply, dropped more than 70 percent and represented less than 10 percent of total volume. Approximately 40 percent of the underwritings were enhanced with bond insurance.

                         30-YEAR BOND YIELDS 1994-2000

  DATE         AAA INS        TSY       % RELATIONSHIP
  ----         -------        ---       --------------
12/31/93         5.40%       6.34%          85.17%
01/31/94         5.40        6.24           86.54%
02/28/94         5.80        6.66           87.09%
03/31/94         6.40        7.09           90.27%
04/29/94         6.35        7.32           86.75%
05/31/94         6.25        7.43           84.12%
06/30/94         6.50        7.61           85.41%
07/29/94         6.25        7.39           84.57%
08/31/94         6.30        7.45           84.56%
09/30/94         6.55        7.81           83.87%
10/31/94         6.75        7.96           84.80%
11/30/94         7.00        8.00           87.50%
12/30/94         6.75        7.88           85.66%
01/31/95         6.40        7.70           83.12%
02/28/95         6.15        7.44           82.66%
03/31/95         6.15        7.43           82.77%
04/28/95         6.20        7.34           84.47%
05/31/95         5.80        6.66           87.09%
06/30/95         6.10        6.62           92.15%
07/31/95         6.10        6.86           88.92%
08/31/95         6.00        6.66           90.09%
09/29/95         5.95        6.48           91.82%
10/31/95         5.75        6.33           90.84%
11/30/95         5.50        6.14           89.58%
12/29/95         5.35        5.94           90.07%
01/31/96         5.40        6.03           89.55%
02/29/96         5.60        6.46           86.69%
03/29/96         5.85        6.66           87.84%
04/30/96         5.95        6.89           86.36%
05/31/96         6.05        6.99           86.55%
06/28/96         5.90        6.89           85.63%
07/31/96         5.85        6.97           83.93%
08/30/96         5.90        7.11           82.98%
09/30/96         5.70        6.93           82.25%
10/31/96         5.65        6.64           85.09%
11/29/96         5.50        6.35           86.61%
12/31/96         5.60        6.63           84.46%
01/31/97         5.70        6.79           83.95%
02/28/97         5.65        6.80           83.09%
03/31/97         5.90        7.10           83.10%
04/30/97         5.75        6.94           82.85%
05/30/97         5.65        6.91           81.77%
06/30/97         5.60        6.78           82.60%
07/30/97         5.30        6.30           84.13%
08/31/97         5.50        6.61           83.21%
09/30/97         5.40        6.40           84.38%
10/31/97         5.35        6.15           86.99%
11/30/97         5.30        6.05           87.60%
12/31/97         5.15        5.92           86.99%
01/31/98         5.15        5.80           88.79%
02/28/98         5.20        5.92           87.84%
03/31/98         5.25        5.93           88.53%
04/30/98         5.35        5.95           89.92%
05/29/98         5.20        5.80           89.66%
06/30/98         5.20        5.65           92.04%
07/31/98         5.18        5.71           90.72%
08/31/98         5.03        5.27           95.45%
09/30/98         4.95        5.00           99.00%
10/31/98         5.05        5.16           97.87%
11/30/98         5.00        5.06           98.81%
12/31/98         5.05        5.10           99.02%
01/31/99         5.00        5.09           98.23%
02/28/99         5.10        5.58           91.40%
03/31/99         5.15        5.63           91.47%
04/30/99         5.20        5.66           91.87%
05/31/99         5.30        5.83           90.91%
06/30/99         5.47        5.96           91.78%
07/31/99         5.55        6.10           90.98%
08/31/99         5.75        6.06           94.88%
09/30/99         5.85        6.05           96.69%
10/31/99         6.03        6.16           97.89%
11/30/99         6.00        6.29           95.39%
12/31/99         5.97        6.48           92.13%
01/31/00         6.18        6.49           95.22%
02/29/00         6.04        6.14           98.37%
03/31/00         5.82        5.83           99.83%
04/30/00         5.91        5.96           99.16%
05/31/00         5.91        6.01           98.34%
06/30/00         5.84        5.90           98.98%
07/31/00         5.73        5.78           99.13%
08/31/00         5.62        5.67           99.12%

U.S. Treasury Yields

Insured Municipal Yields

Insured Municipal Yields as a Percentage of U.S. Treasury Yields


Source: Municipal Market Data - A Division of Thomson Financial Municipal Group and Bloomberg L.P.


PERFORMANCE

For the 12-month period ended August 31, 2000, the net asset value (NAV) of Morgan Stanley Dean Witter Municipal Income Trust III (TFC) increased from $9.49 to $9.65 per share. Based on this change plus the reinvestment of tax-free dividends totaling $0.45 per share and a long-term capital gain distribution of $0.027087 per share paid in December, the Fund's total NAV return was 8.04 percent. TFC's value on the New York Stock Exchange (NYSE) increased from $7.8125 to $9.1875 per share during the same period. Based on this change plus reinvestment of distributions TFC's total market return was
24.94 percent. TFC's share price was trading at a 4.79 percent discount to its NAV on August 31, 2000.

Morgan Stanley Dean Witter Municipal Income Trust III
Letter to the Shareholders August 31, 2000, continued

Monthly dividends for the fourth quarter of 2000 were declared in September. Beginning with the October payment, the monthly dividend was increased from $0.0375 to $0.0425 per share. The Fund's level of undistributed net investment income was $0.115 per share on August 31, 2000, versus $0.083 per share 12 months earlier. This indicated that TFC earned more than it distributed in Fiscal 2000.


PORTFOLIO STRUCTURE

The Fund's net assets of $56 million were diversified among 13 long-term sectors and 41 credits. At the end of August, the portfolio's average maturity was 18 years. Average duration, a measure of sensitivity to interest-rate changes, was 7.3 years. Bonds with longer durations have greater volatility. For example, the duration of a new 30-year insured municipal bond was approximately 14 years. The accompanying charts provide current information on the portfolio's credit quality, sector concentrations and maturity distribution. Optional call provisions and their respective cost (book) yields by year are also charted.


LOOKING AHEAD

While the Federal Reserve Board has continued to express concern about inflation, the slower pace of economic growth has reduced the pressure on the Fed to further tighten monetary policy. We believe municipal bonds continue to offer tax-conscious investors good long-term value.

The Fund's procedure for reinvestment of all dividends and distributions on common shares is through purchases in the open market. This method helps support the market value of the Fund's shares. In addition, we would like to remind you that the Trustees have approved a procedure whereby the Fund may, when appropriate, purchase shares in the open market or in privately negotiated transactions at a price not above market value or net asset value, whichever is lower at the time of purchase. During the fiscal period ended August 31, 2000 the Fund purchased and retired 370,133 shares of common stock at a weighted average market discount of 15.6 percent. The anti-dilutive effect on NAV of the share repurchase program is shown in the table of Financial Highlights.

On August 24, 2000, the Board of Trustees of Morgan Stanley Dean Witter Municipal Income Trust III approved a proposed reorganization plan into Morgan Stanley Dean Witter Tax-Exempt Securities Trust, an open-end investment company. Pursuant to an Agreement and Plan of Reorganization, substantially all of the assets of TFC would be combined with the assets of Morgan Stanley Dean Witter Tax-Exempt Securities Trust, effectively open-ending TFC. Shareholders of the TFC would receive Class D shares of Morgan Stanley Dean Witter Tax-Exempt Securities Trust with a value equal to the net asset value of their respective holdings in TFC. If shareholders of TFC approve its Agreement and Plan of

Morgan Stanley Dean Witter Municipal Income Trust III
Letter to the Shareholders August 31, 2000, continued

Reorganization, they would become Class D shareholders of Morgan Stanley Dean Witter Tax-Exempt Securities Trust and the shares of TFC will no longer be listed or traded on the New York Stock Exchange.

The Agreement and Plan of Reorganization will be submitted to shareholders at a Special Meeting presently scheduled to take place in January 2001. A proxy statement, which describes the Agreement and Plan of Reorganization in fuller detail will be mailed to shareholders in October 2000. If shareholders do not approve the Agreement and Plan of Reorganization, the Fund will hold its next annual meeting in June 2001.

We appreciate your ongoing support of Morgan Stanley Dean Witter Municipal Income Trust III and look forward to continuing to serve your investment needs.



Very truly yours,


/s/ Charles A. Fiumefreddo                  /s/ Mitchell M. Merin
--------------------------                  ---------------------
CHARLES A. FIUMEFREDDO                      MITCHELL M. MERIN
Chairman of the Board                       President

Morgan Stanley Dean Witter Municipal Income Trust III
Letter to the Shareholders August 31, 2000, continued

LARGEST SECTORS as of August 31, 2000
(% of Net Assets)

Transportation           18%
General Obligation       16%
Hospital                 11%
Mortgage                 11%
Water & Sewer            11%
Electric                 10%

Portfolio structure is subject to change.




CREDIT RATINGS as of August 31, 2000
(% of Total Long-Term Portfolio)

Aaa or AAA 62%

Aa or AA 5%

A or A 9%

NR 13%

Baa or BBB 11%

As measured by Moody's Investors Service Inc.
or Standard & Poor's Corp.

Portfolio structure is subject to change.


                                                        Weighted Average
                                                        Maturity 17 years

                            DISTRIBUTION BY MATURITY
                                (% OF NET ASSETS)

                                                             20 - TFC

Under 1 year                                                  3.6%
% Mkt Value

1-5 years                                                     0.00%
% Mkt Value

5-10 years                                                    8.30%
% Mkt Value

10-20 years                                                  52.1%
% Mkt Value

20-30 years                                                  29.9%
% Mkt Value

over 30 years                                                 4.7%
% Mkt Value

** % MKT VALUE IS CALCULATED BY DIVIDING THE NET ASSET BY THE MKT VALUE FOR EACH YEAR BRACKET

Morgan Stanley Dean Witter Municipal Income Trust III
Letter to the Shareholders August 31, 2000, continued

CALL AND COST (BOOK) YIELD STRUCTURE
(Bar Graph)

                 AUGUST 31, 2000
     YEARS BONDS                 PERCENT
      CALLABLE                   CALLABLE *
        2000                        2%
        2001                       11%
        2002                        5%
        2003                        -
        2004                        6%
        2005                       18%
        2006                        3%
        2007                       11%
        2008                        7%
        2009                       17%
        2010+                      20%

Weighted Average Call Protection: 7 Years



                          COST (BOOK) YIELD **
        2000                      8.4%
        2001                      8.7%
        2002                      5.6%
        2003                        -
        2004                      6.2%
        2005                      6.1%
        2006                      5.8%
        2007                      6.1%
        2008                      5.1%
        2009                      5.7%
        2010+                     6.6%

Weighted Average Book Yield:      6.4%


*  % Based on Long-Term Portfolio.

** Cost or "book" yield is the annual income earned on a portfolio investment based on its original purchase price before fund operating expenses. For example, the fund earned a book yield of 8.4% on 2% of the bonds in the long-term portfolio that are callable in 2000.
   Portfolio structure is subject to change.

Morgan Stanley Dean Witter Municipal Income Trust III
Results of Annual Meeting

                                   * * * * *


On July 26, 2000, an annual meeting of the Fund's shareholders was held for the purpose of voting on two separate matters, the results of which were as follows:


(1) ELECTION OF TRUSTEES:

Edwin J. Garn
  For ..............   4,662,239
  Withheld .........     595,251

Michael E. Nugent
  For ..............   4,679,367
  Withheld .........     578,123

Philip J. Purcell
  For ..............   4,667,544
  Withheld .........     589,946

The following Trustees were not standing for reelection at this meeting:

  Michael Bozic, Charles A. Fiumefreddo, Wayne E. Hedien, Dr. Manuel H. Johnson and John L. Schroeder.

Additionally, James F. Higgins was elected as a Trustee of the Fund by the Board of Trustees effective August 24, 2000.

(2) SHAREHOLDER PROPOSAL TO AMEND THE FUND'S DECLARATION OF TRUST TO REQUIRE EACH TRUSTEE, WITHIN THIRTY DAYS OF ELECTION, TO BECOME A SHAREHOLDER OF THE
FUND:


  For .............    1,588,506
  Against .........    1,555,954
  Abstain .........      162,337

A majority of the shares represented in person or by proxy and entitled to vote at this meeting is required to approve the Proposal. Because abstentions are not counted as a vote "FOR", the Proposal was not approved.

Morgan Stanley Dean Witter Municipal Income Trust III
Portfolio of Investments August 31, 2000


 PRINCIPAL
 AMOUNT IN                                                                                     COUPON    MATURITY
 THOUSANDS                                                                                      RATE       DATE         VALUE
-----------                                                                                 ----------- ---------- --------------
            TAX-EXEMPT MUNICIPAL BONDS (95.1%)
            General Obligation (16.0%)
 $  1,000   District of Columbia, Ser 1999 A (FSA) ........................................ 5.375%       06/01/24   $   969,270
    2,000   Florida Board of Education, Capital Outlay Refg Ser 1999 B (MBIA) ............. 4.50         06/01/24     1,696,520
    1,900   Hawaii, 1999 Ser CT (FSA) ..................................................... 5.875        09/01/16     1,993,442
    1,000   Massachusetts, 2000 Ser A ..................................................... 6.00         02/01/16     1,064,490
    1,000   New York City, New York, 1995 Ser D (MBIA) .................................... 6.20         02/01/07     1,088,560
    1,000   New York State, Refg Ser 1995 B ............................................... 5.70         08/15/10     1,047,600
    1,000   Washington, Ser 1994 A ........................................................ 5.80         09/01/08     1,041,460
 --------                                                                                                           -----------
    8,900                                                                                                             8,901,342
 --------                                                                                                           -----------
            Electric Revenue (9.8%)
    1,000   Sacramento Municipal Utility District, California, Refg 1994 Ser I (MBIA) ..... 5.75         01/01/15     1,043,210
    3,000   Southern California Public Power Authority, Mead-Adelanto 1994 Ser A
            (AMBAC) ....................................................................... 5.15         07/01/15     2,981,340
            Intermountain Power Agency, Utah,
    1,000   Refg 1997 Ser B (MBIA) ........................................................ 5.75         07/01/19     1,018,620
      500   Refg 1996 Ser D (Secondary FSA) ............................................... 5.00         07/01/21       462,185
 --------                                                                                                           -----------
    5,500                                                                                                             5,505,355
 --------                                                                                                           -----------
            Hospital Revenue (11.3%)
    2,000   Birmingham-Carraway Special Care Facilities Financing Authority,
            Alabama, Carraway Methodist Health Ser 1995 A (Connie Lee) .................... 5.875        08/15/15     2,056,760
    1,000   Missouri Health & Educational Facilities Authority, SSM Health Care
            Ser 1998 A (MBIA) ............................................................. 5.00         06/01/22       928,560
    1,000   University of Missouri, Health Ser 1996 A (AMBAC) ............................. 5.50         11/01/16     1,003,830
    2,000   Henderson, Nevada, Catholic Health West 1998 Ser A ............................ 5.375        07/01/26     1,636,460
      700   Akron Bath & Copley Joint Township Hospital District, Ohio,
 --------
            Summa Health Ser 1992 A ....................................................... 6.25         11/15/07       704,277
                                                                                                                    -----------
    6,700                                                                                                             6,329,887
 --------                                                                                                           -----------
            Industrial Development/Pollution Control Revenue (5.4%)
    1,000   Washoe County, Nevada, Sierra Pacific Power Co Ser 1987 (AMBAC) ............... 6.30         12/01/14     1,039,190
    1,000   Alliance Airport Authority, Texas, AMR Corp Ser 1990 (AMT) .................... 7.50         12/01/29     1,023,170
    1,000   Dallas-Fort Worth International Airport Facility Improvement Corporation,
 --------
            Texas, American Airlines Inc Ser 1995 ......................................... 6.00         11/01/14       979,380
                                                                                                                    -----------
    3,000                                                                                                             3,041,740
 --------                                                                                                           -----------
            Mortgage Revenue - Multi-Family (1.6%)
      860   Massachusetts Housing Finance Agency, Rental 1994 Ser A (AMT) (AMBAC) ......... 6.60         07/01/14       896,567
 --------                                                                                                           -----------
            Mortgage Revenue - Single Family (9.0%)
      385   Idaho Housing Agency, Ser 1988 D-2 (AMT) ...................................... 8.25         01/01/20       395,626
    1,020   Saint Tammany Public Trust Finance Authority, Louisiana, Refg Ser 1990 B ...... 7.25         07/25/11     1,102,341
      480   Missouri Housing Development Commission, Homeownership
            GNMA/FNMA Backed 1998 Ser B-2 (AMT) ........................................... 6.40         03/01/29       488,222

                       See Notes to Financial Statements

Morgan Stanley Dean Witter Municipal Income Trust III
Portfolio of Investments August 31, 2000, continued


 PRINCIPAL
 AMOUNT IN                                                                                 COUPON     MATURITY
 THOUSANDS                                                                                  RATE        DATE         VALUE
-----------                                                                             ------------ ---------- --------------
 $  2,985   Ohio Housing Finance Agency, Residential GNMA-Collateralized
 --------
            1996 Ser B-2 (AMT) ........................................................   6.10 %     09/01/28    $ 3,026,462
                                                                                                                 -----------
    4,870                                                                                                          5,012,651
 --------                                                                                                        -----------
            Nursing & Health Related Facilities Revenue (5.0%)
      935   Marion, Iowa, AHF/Kentucky-Iowa Inc Ser 1990 ..............................  10.25       01/01/20        934,981
    1,880   Lexington-Fayette Urban County Government, Kentucky,
 --------
            AHF/Kentucky-Iowa Inc Ser 1990 ............................................  10.25       01/01/20      1,879,963
                                                                                                                 -----------
    2,815                                                                                                          2,814,944
 --------                                                                                                        -----------
            Public Facilities Revenue (0.7%)
    1,000   Marion County Convention & Recreational Facilities Authority, Indiana,
 ========
            Excise Tax Sub Ser 1997 A (MBIA) ..........................................   0.00       06/01/17        393,270
                                                                                                                 -----------
            Recreational Facilities Revenue (3.4%)
    1,000   Mashantucket (Western) Pequot Tribe, Connecticut, Special 1997 Ser B ......   5.75       09/01/27        931,130
    1,000   American National Fish & Wildlife Museum District, Missouri, Ser 1999 .....   7.00       09/01/19        980,480
 --------                                                                                                        -----------
    2,000                                                                                                          1,911,610
 --------                                                                                                        -----------
            Tax Allocation Revenue (1.4%)
      700   Hodgkins, Illinois, Ser 1991 ..............................................   9.50       12/01/09        759,703
 --------                                                                                                        -----------
            Transportation Facilities Revenue (17.7%)
    1,000   Chicago, Illinois, Midway Airport Ser 1998 A (AMT) (MBIA) .................   5.125      01/01/35        898,520
    2,035   Southwestern Development Authority, Illinois, Tri-City Regional Port
            District Ser 1989 A (AMT) (a) .............................................   7.90       07/01/14      2,080,991
    2,000   Kentucky Turnpike Authority, Economic Development Road Revitalization
            Refg Ser 1995 (AMBAC) .....................................................   5.625      07/01/15      2,041,280
    1,000   Maine Turnpike Authority, Ser 2000 (FGIC) .................................   5.875      07/01/15      1,058,690
    2,000   Puerto Rico Highway & Transportation Authority, Ser 1998 A ................   4.75       07/01/38      1,728,280
    2,000   Austin, Texas, Airport Prior Lien Ser 1995 A (AMT) (MBIA) .................   6.125      11/15/25      2,053,020
 --------                                                                                                        -----------
   10,035                                                                                                          9,860,781
 --------                                                                                                        -----------
            Water & Sewer Revenue (10.7%)
    2,000   Lee County, Florida, Water & Sewer 1999 Ser A (AMBAC) .....................   4.75       10/01/23      1,788,320
    1,000   Fulton County, Georgia, Water & Sewerage Ser 1998 (FGIC) ..................   4.75       01/01/28        876,630
    1,000   Massachusetts Water Resources Authority, 2000 Ser A (FGIC) ................   6.125      08/01/11      1,111,520
    1,300   Ohio Water Development Authority, Water Pollution Ser 1995 (MBIA) .........   5.75       12/01/17      1,335,685
    1,000   Loudoun County Sanitation Authority, Virginia, Ser 1998 (MBIA) ............   4.75       01/01/21        893,050
 --------                                                                                                        -----------
    6,300                                                                                                          6,005,205
 --------                                                                                                        -----------
            Other Revenue (1.8%)
    1,000   Pasadena, California, Refg & Cap 1992 COPs ................................   5.75       01/01/13      1,028,560
 --------                                                                                                        -----------
            Refunded (1.3%)
      720   Illinois Health Facilities Authority, Glen Oaks Medical Center Inc
 ========
            Refg 1990 Ser D (ETM) .....................................................   9.50       11/15/15        741,787
                                                                                                                 -----------
   54,400   TOTAL TAX-EXEMPT MUNICIPAL BONDS
 ========
            (Cost $52,184,703) ..............................................................................     53,203,402
                                                                                                                 -----------

                       See Notes to Financial Statements

Morgan Stanley Dean Witter Municipal Income Trust III
Portfolio of Investments August 31, 2000, continued


 PRINCIPAL
 AMOUNT IN                                                                             COUPON        MATURITY
 THOUSANDS                                                                              RATE           DATE          VALUE
-----------                                                                         ------------   ------------ --------------

             SHORT-TERM TAX-EXEMPT MUNICIPAL OBLIGATION (3.6%)
 $  2,000    Collier County Health Facilities Authority, Florida, Cleveland Clinic
=========
             Foundation Ser 1999 (Demand 09/01/00) (Cost $2,000,000)..............  4.30*%           01/01/33    $ 2,000,000
                                                                                                                 -----------
 $ 56,400    TOTAL INVESTMENTS (Cost $54,184,703) (b)...........................................         98.7%    55,203,402
=========
             OTHER ASSETS IN EXCESS OF LIABILITIES .............................................          1.3        750,701
                                                                                                                 -----------
              NET ASSETS ........................................................................        100.0%  $55,954,103
                                                                                                                 ===========

---------------
  AMT       Alternative Minimum Tax.
  COPs      Certificates of Participation.
  ETM       Escrowed to maturity.
   *        Current coupon of variable rate demand obligation.
  (a)       Sale is restricted to qualified institutional investors.
  (b)       The aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes. The aggregate gross unrealized appreciation is $1,667,311 and the aggregate gross unrealized depreciation is $648,612, resulting in net unrealized appreciation of $1,018,699.


Bond Insurance:
---------------
  AMBAC     AMBAC Assurance Corporation.
Connie Lee  Connie Lee Insurance Company - A wholly owned subsidiary of AMBAC
            Assurance Corporation.
  FGIC      Financial Guaranty Insurance Company.
  FSA       Financial Security Assurance Inc.
  MBIA      Municipal Bond Investors Assurance Corporation.



                       GEOGRAPHIC SUMMARY OF INVESTMENTS
                Based on Market Value as a Percent of Net Assets


   Alabama .......................   3.7%    Indiana .......................    0.7%    Ohio ..........................   9.1%
   California ....................   9.0     Iowa ..........................    1.7     Puerto Rico ...................   3.1
   Connecticut ...................   1.7     Kentucky ......................    7.0     Texas .........................   7.2
   District of Columbia ..........   1.7     Louisiana .....................    2.0     Utah ..........................   2.6
   Florida .......................   9.8     Maine .........................    1.9     Virginia ......................   1.6
   Georgia .......................   1.6     Massachusetts .................    5.5     Washington ....................   1.9
   Hawaii ........................   3.6     Missouri ......................    6.0                                      ----
   Illinois ......................   8.0     Nevada ........................    4.8     Total .........................  98.7%
   Idaho .........................   0.7     New York ......................    3.8                                      ====



                       See Notes to Financial Statements

Morgan Stanley Dean Witter Municipal Income Trust III
Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
August 31, 2000



ASSETS:
Investments in securities, at value
  (cost $54,184,703) ......................................    $55,203,402
Cash ......................................................         49,121
Interest receivable .......................................        796,498
Prepaid expenses and other assets .........................          1,721
                                                               -----------
   TOTAL ASSETS ...........................................     56,050,742
                                                               -----------
LIABILITIES:
Payable for:
   Investment advisory fee ................................         20,898
   Administration fee .....................................         13,061
Accrued expenses and other payables .......................         62,680
                                                               -----------
   TOTAL LIABILITIES ......................................         96,639
                                                               -----------
NET ASSETS ................................................    $55,954,103
                                                               ===========
COMPOSITION OF NET ASSETS:
Paid-in-capital ...........................................    $54,455,961
Net unrealized appreciation ...............................      1,018,699
Accumulated undistributed net investment income ...........        664,637
Accumulated net realized loss .............................       (185,194)
                                                               -----------
   NET ASSETS .............................................    $55,954,103
                                                               ===========
NET ASSET VALUE PER SHARE,
  5,798,353 shares outstanding
  (unlimited shares authorized of $.01 par value) .........          $9.65
                                                                     =====


                       See Notes to Financial Statements

Morgan Stanley Dean Witter Municipal Income Trust III
Financial Statements, continued

STATEMENT OF OPERATIONS
For the year ended August 31, 2000



NET INVESTMENT INCOME:
INTEREST INCOME ...............................    $3,397,000
                                                   ----------
EXPENSES
Investment advisory fee .......................       224,473
Administration fee ............................       140,296
Professional fees .............................       107,034
Shareholder reports and notices ...............        23,848
Registration fees .............................        22,839
Transfer agent fees and expenses ..............        13,525
Trustees' fees and expenses ...................        11,740
Custodian fees ................................         5,746
Other .........................................         9,418
                                                   ----------
   TOTAL EXPENSES .............................       558,919
Less: expense offset ..........................        (5,739)
                                                   ----------
   NET EXPENSES ...............................       553,180
                                                   ----------
   NET INVESTMENT INCOME ......................     2,843,820
                                                   ----------
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized loss .............................      (185,194)
Net change in unrealized appreciation .........       529,344
                                                   ----------
   NET GAIN ...................................       344,150
                                                   ----------
NET INCREASE ..................................    $3,187,970
                                                   ==========



                       See Notes to Financial Statements

Morgan Stanley Dean Witter Municipal Income Trust III
Financial Statements, continued

STATEMENT OF CHANGES IN NET ASSETS




                                                                      FOR THE YEAR       FOR THE YEAR
                                                                         ENDED               ENDED
                                                                    AUGUST 31, 2000     AUGUST 31, 1999
                                                                   -----------------   ----------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income ...........................................     $ 2,843,820        $ 3,000,218
Net realized gain (loss) ........................................        (185,194)            73,188
Net change in unrealized appreciation ...........................         529,344         (3,936,639)
                                                                      -----------        -----------
   NET INCREASE (DECREASE) ......................................       3,187,970           (863,233)
                                                                      -----------        -----------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income ...........................................      (2,692,487)        (2,853,918)
Net realized gain ...............................................        (164,603)          (397,258)
                                                                      -----------        -----------
   TOTAL DIVIDENDS AND DISTRIBUTIONS ............................      (2,857,090)        (3,251,176)
                                                                      -----------        -----------
Decrease from transactions in shares of beneficial interest .....      (2,917,964)        (1,395,828)
                                                                      -----------        -----------
   NET DECREASE .................................................      (2,587,084)        (5,510,237)
NET ASSETS:
Beginning of period .............................................      58,541,187         64,051,424
                                                                      -----------        -----------
   END OF PERIOD
   (Including undistributed net investment income of
   $664,637 and $513,304, respectively)..........................     $55,954,103        $58,541,187
                                                                      ===========        ===========



                       See Notes to Financial Statements

Morgan Stanley Dean Witter Municipal Income Trust III
Notes to Financial Statements August 31, 2000

1. ORGANIZATION AND ACCOUNTING POLICIES

Morgan Stanley Dean Witter Municipal Income Trust III (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Fund's investment objective is to provide current income which is exempt from federal income tax. The Fund was organized as a Massachusetts business trust on June 26, 1989 and commenced operations on October 5, 1989.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS - Portfolio securities are valued by an outside independent pricing service approved by the Trustees. The pricing service has informed the Fund that in valuing portfolio securities, it uses both a computerized matrix of tax-exempt securities and evaluations by its staff, in each case based on information concerning market transactions and quotations from dealers which reflect the bid side of the market each day. The portfolio securities are thus valued by reference to a combination of transactions and quotations for the same or other securities believed to be comparable in quality, coupon, maturity, type of issue, call provisions, trading characteristics and other features deemed to be relevant. Short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS - Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Discounts are accreted and premiums are amortized over the life of the respective securities. Interest income is accrued daily except where collection is not expected.

C. FEDERAL INCOME TAX STATUS - It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable and nontaxable income to its shareholders. Accordingly, no federal income tax provision is required.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - The Fund records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations

Morgan Stanley Dean Witter Municipal Income Trust III
Notes to Financial Statements August 31, 2000, continued

which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as distributions of paid-in-capital.


2. INVESTMENT ADVISORY/ADMINISTRATION AGREEMENTS

Pursuant to an Investment Advisory Agreement with Morgan Stanley Dean Witter Advisors Inc. (the "Investment Advisor"), the Fund pays the Investment Advisor an advisory fee, calculated weekly and payable monthly, by applying the following annual rates to the Fund's weekly net assets: 0.40% to the portion of weekly net assets not exceeding $250 million and 0.30% to the portion of weekly net assets exceeding $250 million.

Pursuant to an Administration Agreement with Morgan Stanley Dean Witter Services Company Inc. ("the Administrator"), an affiliate of the Investment Advisor, the Fund pays an administration fee, calculated weekly and payable monthly, by applying the following annual rates to the Fund's weekly net assets: 0.25% to the portion of weekly net assets not exceeding $250 million; 0.20% to the portion of weekly net assets exceeding $250 million but not exceeding $500 million; 0.167% to the portion of weekly net assets exceeding $500 million but not exceeding $750 million; and 0.133% to the portion of weekly net assets exceeding $750 million.


3. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended August 31, 2000, aggregated $8,780,219 and $7,841,843, respectively.

Morgan Stanley Dean Witter Trust FSB, an affiliate of the Investment Advisor and Administrator, is the Fund's transfer agent. At August 31, 2000 the Fund had transfer agent fees and expenses payable of approximately $400.

Morgan Stanley Dean Witter Municipal Income Trust III
Notes to Financial Statements August 31, 2000, continued

4. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest were as follows:



                                                                                                               CAPITAL PAID
                                                                                                PAR VALUE      IN EXCESS OF
                                                                                   SHARES       OF SHARES       PAR VALUE
                                                                               -------------   -----------   ---------------
  Balance, August 31, 1998 .................................................     6,331,486      $ 63,315      $ 58,706,438
  Treasury shares purchased and retired (weighted average discount 13.05%)*       (163,000)       (1,630)       (1,394,198)
                                                                                 ---------      --------      ------------
  Balance, August 31, 1999 .................................................     6,168,486        61,685        57,312,240
  Treasury shares purchased and retired (weighted average discount 15.57%)*       (370,133)       (3,701)       (2,914,263)
                                                                                 ---------      --------      ------------
  Balance, August 31, 2000 .................................................     5,798,353      $ 57,984      $ 54,397,977
                                                                                 =========      ========      ============

-----------------
* The Trustees have voted to retire the shares purchased.

5. DIVIDENDS


The Fund declared the following dividends from net investment income:



      DECLARATION           AMOUNT            RECORD               PAYABLE
         DATE             PER SHARE            DATE                  DATE
----------------------   -----------   -------------------   -------------------
     June 27, 2000        $ 0.0375     September 8, 2000     September 22, 2000
  September 26, 2000      $ 0.0425      October 6, 2000       October 20, 2000
  September 26, 2000      $ 0.0425      November 3, 2000      November 17, 2000
  September 26, 2000      $ 0.0425      December 8, 2000      December 22, 2000

6. FEDERAL INCOME TAX STATUS


At August 31, 2000, the Fund had a net capital loss carryover of approximately $68,000 which will be available through August 31, 2008 to offset future capital gains to the extent provided by regulations.

Capital losses incurred after October 31 ("post-October losses") within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. The Fund incurred and will elect to defer net capital losses of approximately $117,000 during fiscal 2000.


7. FUND MERGER

On August 24, 2000, the Trustees of the Fund and Morgan Stanley Dean Witter Tax-Exempt Securities Trust ("Tax-Exempt") approved a plan of reorganization ("the Plan") whereby the Fund would be merged into Tax-Exempt. The Plan is subject to the consent of the Fund's shareholders. If approved, the assets of

Morgan Stanley Dean Witter Municipal Income Trust III
Notes to Financial Statements August 31, 2000, continued

the Fund would be combined with the assets of Tax-Exempt and shareholders of the Fund would become Class D shareholders of Tax-Exempt, receiving Class D shares of Tax-Exempt equal to the value of their holdings in the Fund.

Morgan Stanley Dean Witter Municipal Income Trust III
Financial Highlights

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:



                                                             FOR THE YEAR ENDED AUGUST 31*
                                                           ----------------------------------
                                                                   2000             1999
                                                           ------------------- --------------
SELECTED PER SHARE DATA:
Net asset value, beginning of period .....................    $     9.49         $ 10.12
                                                              ----------         -------
Income (loss) from investment operations:
 Net investment income ...................................          0.48            0.48
 Net realized and unrealized gain (loss) .................          0.07           (0.62)
                                                              ----------         -------
Total income (loss) from investment operations ...........          0.55           (0.14)
                                                              ----------         -------
Less dividends and distributions from:
 Net investment income ...................................         (0.45)          (0.46)
 Net realized gain .......................................         (0.03)          (0.06)
                                                              -----------        -------
Total dividends and distributions ........................         (0.48)          (0.52)
                                                              -----------        -------
Anti-dilutive effect of acquiring treasury shares ........          0.09            0.03
                                                              -----------        -------
Net asset value, end of period ...........................    $     9.65         $  9.49
                                                              ===========        =======
Market value, end of period ..............................    $    9.188        $  7.813
                                                              ===========        ========
TOTAL RETURN+ ............................................         24.94%          (9.78)%
RATIOS TO AVERAGE NET ASSETS:
Expenses .................................................          1.01%(1)        0.90%(1)
Net investment income ....................................          5.06%           4.81%
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands ..................    $   55,954         $58,541
Portfolio turnover rate ..................................            15%             22%



                                                                 FOR THE YEAR ENDED AUGUST 31*
                                                           -----------------------------------------
                                                                1998          1997          1996
                                                           ------------- ------------- -------------
SELECTED PER SHARE DATA:
Net asset value, beginning of period .....................   $  9.87         $   9.75     $  9.91
                                                             -------         --------     -------
Income (loss) from investment operations:
 Net investment income ...................................      0.51             0.53        0.56
 Net realized and unrealized gain (loss) .................      0.29             0.19       (0.09)
                                                             -------         --------     -------
Total income (loss) from investment operations ...........      0.80             0.72        0.47
                                                             -------         --------     -------
Less dividends and distributions from:
 Net investment income ...................................     (0.52)           (0.58)      (0.59)
 Net realized gain .......................................     (0.03)           (0.02)      (0.04)
                                                             --------        ---------    -------
Total dividends and distributions ........................     (0.55)           (0.60)      (0.63)
                                                             --------        ---------    -------
Anti-dilutive effect of acquiring treasury shares ........         -                -           -
                                                             --------        ---------    -------
Net asset value, end of period ...........................   $  10.12        $   9.87     $  9.75
                                                             ========        =========    =======
Market value, end of period ..............................   $  9.188        $   9.50     $ 9.875
                                                             ========        =========    ========
TOTAL RETURN+ ............................................       2.50%           2.57%      18.83%
RATIOS TO AVERAGE NET ASSETS:
Expenses .................................................       0.90%           0.91%       0.91%
Net investment income ....................................       5.07%           5.41%       5.61%
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands ..................   $ 64,051        $ 62,970     $62,297
Portfolio turnover rate ..................................         29%              4%         17%

-------------
* The per share amounts were computed using an average number of shares outstanding during the period.
+ Total return is based upon the current market value on the last day of each period reported. Dividends and distributions are assumed to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total return does not reflect brokerage commissions.
(1)  Does not reflect the effect of expense offset of 0.01%.

                       See Notes to Financial Statements

Morgan Stanley Dean Witter Municipal Income Trust III
Independent Auditors' Report

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES
OF MORGAN STANLEY DEAN WITTER MUNICIPAL INCOME TRUST III:

We have audited the accompanying statement of assets and liabilities of Morgan Stanley Dean Witter Municipal Income Trust III (the "Fund"), including the portfolio of investments, as of August 31, 2000, and the related statements of operations and changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended August 31, 1999 and the financial highlights for each of the respective stated periods ended August 31, 1999 were audited by other independent accountants whose report, dated October 8, 1999, expressed an unqualified opinion on that statement and the financial highlights.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2000, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Morgan Stanley Dean Witter Municipal Income Trust III as of August 31, 2000, the results of its operations, the changes in its net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
New York, New York
October 4, 2000

                      2000 FEDERAL TAX NOTICE (unaudited)

      During the year ended August 31, 2000, the Fund paid to shareholders $0.45 per share from tax-exempt income.

      For the year ended August 31, 2000, the Fund paid to shareholders $0.03 per share from long-term capital gains.

Morgan Stanley Dean Witter Municipal Income Trust III
Change in Independent Accountants

On July 1, 2000 PricewaterhouseCoopers LLP resigned as independent accountants of the Fund.

The reports of PricewaterhouseCoopers LLP on the financial statements of the Fund for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

In connection with its audits for the two most recent fiscal years and through July 1, 2000, there have been no disagreements with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of PricewaterhouseCoopers LLP would have caused them to make reference thereto in their report on the financial statements for such years.

The Fund, with the approval of its Board of Trustees and its Audit Committee, engaged Deloitte & Touche LLP as its new independent accountants as of July 1, 2000.

Morgan Stanley Dean Witter Municipal Income Trust III
Revised Investment Policy

On January 26, 2000, the Trustees of Morgan Stanley Dean Witter Municipal Income Trust III (the "Fund") approved an investment policy whereby the Fund would be permitted to invest up to 10% of its assets in inverse floating rate municipal obligations. The inverse floating rate municipal obligations in which the Fund will invest are typically created through a division of a fixed rate municipal obligation into two separate instruments, a short-term obligation and a long-term obligation. The interest rate on the short-term obligation is set at periodic auctions. The interest rate on the long-term obligation is the rate the issuer would have paid on the fixed income obligation: (i) plus the difference between such fixed rate and the rate on the short-term obligation, if the short-term rate is lower than the fixed rate; or (ii) minus such difference if the interest rate on the short-term obligation is higher than the fixed rate. The interest rates on these obligations generally move in the reverse direction of market interest rates. If market interest rates fall, the interest rate on the obligation will increase and if market interest rates increase, the interest rate on the obligation will fall. Inverse floating rate municipal obligations offer the potential for higher income than is available from fixed rate obligations of comparable maturity and credit rating. They also carry greater risks. In particular, the prices of inverse floating rate municipal obligations are more volatile, i.e., they increase and decrease in response to changes in interest rates to a greater extent than comparable fixed rate obligations.

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

                 (This page has been left blank intentionally.)

TRUSTEES
---------------------------------------------
Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
Wayne E. Hedien
James F. Higgins
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder

OFFICERS
---------------------------------------------
Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Mitchell M. Merin
President

Barry Fink
Vice President, Secretary and General Counsel

James F. Willison
Vice President

Thomas F. Caloia
Treasurer

TRANSFER AGENT
---------------------------------------------
Morgan Stanley Dean Witter Trust FSB
Harborside Financial Center - Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT ACCOUNTANTS
---------------------------------------------
Deloitte & Touche LLP
Two World Financial Center
New York, New York 10281

INVESTMENT ADVISOR
---------------------------------------------
Morgan Stanley Dean Witter Advisors Inc.
Two World Trade Center
New York, New York 10048




MORGAN STANLEY
DEAN WITTER
MUNICIPAL
INCOME TRUST III






ANNUAL REPORT
August 31, 2000